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                                                                    Exhibit 99.8

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                $ 2,662,186,134.57
Beginning of the Month Finance Charge Receivables:           $   123,715,555.73
Beginning of the Month Discounted Receivables:               $             0.00
Beginning of the Month Total Receivables:                    $ 2,785,901,690.30


Removed Principal Receivables:                               $             0.00
Removed Finance Charge Receivables:                          $             0.00
Removed Total Receivables:                                   $             0.00


Additional Principal Receivables:                            $   457,243,563.96
Additional Finance Charge Receivables:                       $    24,096,331.49
Additional Total Receivables:                                $   481,339,895.45


Discounted Receivables Generated this Period:                $             0.00


End of the Month Principal Receivables:                      $ 3,082,917,047.88
End of the Month Finance Charge Receivables:                 $   149,202,144.54
End of the Month Discounted Receivables:                     $             0.00
End of the Month Total Receivables:                          $ 3,232,119,192.42


Special Funding Account Balance                              $             0.00
Aggregate Invested Amount (all Master Trust II Series)       $ 2,300,000,000.00
End of the Month Transferor Amount                           $   782,917,047.88
End of the Month Transferor Percentage                                    25.40%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                  RECEIVABLES

       30-59 Days Delinquent                                 $    63,797,998.85
       60-89 Days Delinquent                                 $    45,398,618.64
       90+ Days Delinquent                                   $    86,915,266.31
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                                                                          Page 2

       Total 30+ Days Delinquent                              $ 196,111,883.80
       Delinquent Percentage                                              6.07%

Defaulted Accounts During the Month                           $  18,207,054.22
Annualized Default Percentage                                             8.21%

Principal Collections                                           346,386,216.49
Principal Payment Rate                                                   13.01%

Total Payment Rate                                                       13.98%


INVESTED AMOUNTS

       Class A Initial Invested Amount                        $ 184,500,000.00
       Class B Initial Invested Amount                        $  19,125,000.00
       Class C Initial Invested Amount                        $  21,375,000.00

INITIAL INVESTED AMOUNT                                       $ 225,000,000.00

       Class A Invested Amount                                $ 246,000,000.00
       Class B Invested Amount                                $  25,500,000.00
       Class C Invested Amount                                $  28,500,000.00

INVESTED AMOUNT                                               $ 300,000,000.00

       Class A Adjusted Invested Amount                       $ 246,000,000.00
       Class B Adjusted Invested Amount                       $  25,500,000.00
       Class C Adjusted Invested Amount                       $  28,500,000.00

ADJUSTED INVESTED AMOUNT                                      $ 300,000,000.00

PREFUNDED AMOUNT                                              $           0.00

FLOATING ALLOCATION PERCENTAGE                                           11.07%
PRINCIPAL ALLOCATION PERCENTAGE                                          11.07%

       Class A Principal Allocation Percentage                           82.00%
       Class B Principal Allocation Percentage                            8.50%
       Class C Principal Allocation Percentage                            9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       38,189,259.54
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                                                                          Page 3

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                       4,752,234.70

MONTHLY SERVICING FEE                                        $     375,000.00

INVESTOR DEFAULT AMOUNT                                      $   2,014,865.45


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                  82.00%

       Class A Finance Charge Collections                    $   4,204,332.45
       Other Amounts                                         $           0.00

TOTAL CLASS A AVAILABLE FUNDS                                $   4,204,332.45


       Class A Monthly Interest                              $   1,340,845.21
       Class A Servicing Fee                                 $     307,500.00
       Class A Investor Default Amount                       $   1,652,189.67

TOTAL CLASS A EXCESS SPREAD                                  $     903,797.57

CLASS A REQUIRED AMOUNT                                      $           0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                   8.50%

       Class B Finance Charge Collections                    $     435,814.93
       Other Amounts                                         $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                $     435,814.93

       Class B Monthly Interest                              $     143,817.34
       Class B Servicing Fee                                 $      31,875.00

TOTAL CLASS B EXCESS SPREAD                                  $     260,122.59
CLASS B INVESTOR DEFAULT AMOUNT                                    171,263.56
CLASS B REQUIRED AMOUNT                                            171,263.56
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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                   9.50%

CLASS C MONTHLY SERVICING FEE                                       35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $ 1,615,382.48


       Excess Spread Applied to Class A Required Amount        $         0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                             $         0.00

       Excess Spread Applied to Class B
       Required Amount                                         $   171,263.56

       Excess Spread Applied to Reductions of                  $         0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount        $   365,350.29

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                 $         0.00

       Excess Spread Applied to Monthly Cash                   $    62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                $         0.00
       Account

       Excess Spread Applied to Spread Account                 $ 1,016,268.63

       Excess Spread Applied to Reserve Account                $         0.00

       Excess Spread Applied to other amounts owed to          $         0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                $         0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                    $         0.00
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                                                                          Page 5

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                     $ 0.00


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                        $ 0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                        $ 0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                   $ 0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                        $ 0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                          $ 0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                        $ 0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                          $ 0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                    $ 0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                   $ 0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                        $ 0.00
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                                                                          Page 6

YIELD AND BASE RATE --

       Base Rate (Current Month)                                         8.86%
       Base Rate (Prior Month)                                           8.89%
       Base Rate (Two Months Ago)                                        8.76%

THREE MONTH AVERAGE BASE RATE                                            8.84%

       Portfolio Yield (Current Month)                                  12.45%
       Portfolio Yield (Prior Month)                                    12.69%
       Portfolio Yield (Two Months Ago)                                  9.65%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     11.60%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $ 38,189,259.54

INVESTOR DEFAULT AMOUNT                                       $  2,014,865.45

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests              $          0.00

                  Allocable to Class B Certificates           $          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $          0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $          0.00
       Deficit Controlled Accumulation Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                         $          0.00
       Deficit Controlled Accumulation Amount                 $          0.00

CONTROLLED DEPOSIT AMOUNT                                     $          0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $ 40,204,124.99
SHARING
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                                                                          Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                     $         0.00

CLASS B INVESTOR CHARGE OFFS                                     $         0.00

CLASS C INVESTOR CHARGE OFFS                                     $         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                          $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                           $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                           $         0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                           $ 9,000,000.00
       Available Cash Collateral Amount                          $ 9,000,000.00



TOTAL DRAW AMOUNT                                                $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                  $         0.00


                                     First USA Bank, National Association
                                     as Servicer

                                     By:  /s/ Tracie H. Klein
                                        ---------------------------------
                                          Tracie H. Klein
                                          First Vice President